UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2006

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 23, 2006, the Board of Directors of Entercom Communications Corp. (the “Company”), approved, subject to shareholder approval, an amendment to the Entercom Equity Compensation Plan to permit an option exchange program (the “Option Exchange Program”). The Option Exchange Program will be proposed to the shareholders of the Company for their approval at the May 16, 2006 Annual Meeting of the Company. On April 7, 2006, David J. Field, the Company’s Chief Executive Officer and President, sent an email to holders of eligible options announcing the Option Exchange Program and describing its key features. Attached to the email was a Questions and Answers Summary Regarding Option Exchange Program. The text of this email is attached hereto as Exhibit 99.1 and the Questions and Answers Summary Regarding Option Exchange Program is attached hereto as Exhibit 99.2. Each of Exhibit 99.1 and Exhibit 99.2 is incorporated herein by reference.

If the Option Exchange Program is approved by the Company’s shareholders, the Company will offer Company employees and non-employee directors a one-time opportunity to voluntarily exchange all of their outstanding stock options with exercise prices equal to or greater than $40.00 per share for a lesser number of shares of restricted Class A common stock of the Company. The exchange ratio under the Option Exchange Program will be fifteen-to-one, meaning that for every fifteen (15) options surrendered, the holder will receive one share of restricted Class A common stock.

The filing of this Form 8-K and attached exhibits are intended to satisfy the Company’s filing obligations under Securities Exchange Act Rule 13e-4(c) regarding communications made by an issuer prior to the commencement of an issuer tender offer and Rule 14a-12 regarding proxy solicitation materials distributed prior to the filing of a proxy statement, meeting the requirements of Exchange Act Rule 14a-3(a).

Item 9.01. Exhibits

(c)     Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Title

99.1	Email From David J. Field To Certain Entercom Communications Corp. Option Holders, transmitted on April 7, 2006.

99.2	Questions and Answers Summary Regarding Option Exchange Program attached to email From David J. Field To Certain Entercom Communications Corp. Option Holders, transmitted on April 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

	By:	/s/ Stephen F. Fisher
Stephen F. Fisher
Executive Vice President and
Chief Financial Officer

Dated: April 7, 2006

EXHIBIT INDEX

Exhibit No.	Title

99.1	Email From David J. Field To Certain Entercom Communications Corp. Option Holders, transmitted on April 7, 2006.

99.2	Questions and Answers Summary Regarding Option Exchange Program attached to email From David J. Field To Certain Entercom Communications Corp. Option Holders, transmitted on April 7, 2006.